Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
18.	SUBSEQUENT EVENTS

Debt and Preferred Stock Exchanges

During April 2016, we completed two privately negotiated exchanges of shares of our common stock for outstanding 2020 Notes, 2022 Notes, New Notes and our Series A Preferred Stock. In total, we exchanged approximately $17.2 million of 2020 Notes, $9.7 million of 2022 Notes, $2.2 million of New Notes and $13.8 million in face value of the Series A Preferred Stock for approximately 7.1 million shares of our common stock. In each transaction, the holders waived all accrued and unpaid interest. The shares of our common stock were issued under Section 3(a)(9) of the Securities Act of 1933, as amended.

Borrowing Base Reduction

In conjunction with the Exchange, effective April 1, 2016, we amended certain terms of our Senior Credit Facility including the reduction of our borrowing base from $200.0 million to $190.0 million effective April 1, 2016. As of March 31, 2016, we had approximately $158.0 million outstanding under our Senior Credit Facility and $41.0 million of undrawn letters of credit. On April 1, 2016, we paid down borrowings under our Senior Credit Facility by $9.5 million on April 1, 2016 to be in compliance with the amendment. This amount was recorded as Current Maturities of Long-Term Debt on our Consolidated Balance Sheet as of March 31, 2016.

26.	SUBSEQUENT EVENTS

Exchange Offer

On February 3, 2016, we announced the commencement of an exchange offer and consent solicitation related to our outstanding Senior Notes, and on March 14, 2016, we revised those terms and re-announced the exchange offer. We are offering to exchange any and all of the Senior Notes held by eligible holders for up to (i) $675.0 million in new senior secured second lien notes (“New Notes”), plus the amount of additional New Notes, not to exceed $6.0 million, resulting solely from any exchange participant’s election to receive additional New Notes in lieu of shares of common stock under the exchange offering, and (ii) 10.125 million shares of our common stock. The New Notes will bear interest at a rate of 0.0% per annum for the first three bi-annual interest payments after issuance and 8.0% per annum payable in cash thereafter, paid on a bi-annual basis; provided, however, that if greater than 85% of the Senior Notes are tendered in the exchange, the New Notes will bear interest at a rate of 1.0% per annum payable in cash for the first three interest payments after issuance and 8.0% per annum payable in cash thereafter. The New Notes will mature on October 1, 2020; provided, however, that if greater than 85% of the Senior Notes are tendered in the exchange, the New Notes will mature on October 1, 2021. In addition to the exchange offer, we are soliciting consents from the eligible holders to proposed amendments to the indentures governing the Senior Notes that would eliminate or modify certain restrictive covenants and modify certain defined terms. The aggregate principal amount of our Senior Notes as of December 31, 2015 was $675.0 million.

Senior Credit Facility Amendment

On February 3, 2016, we amended our Senior Credit Facility, in part to permit the aforementioned exchange offer. The amendment contemplated the following changes:

•	Decreases our borrowing base from $350.0 million to $200.0 million;

•	Amends the definition of net senior secured debt to exclude undrawn letters of credit related to firm transportation contracts and second lien exchange notes;

•	Amends the calculation of current ratio to exclude current assets and current liabilities related to deferred taxes;

•	Increases pricing from 150-250 basis points to 225-325 basis points; and

•	Increases the commitment fee to 50 basis points.

On March 14, 2016, we entered into another amendment to our Senior Credit Facility, in part to revise the terms of the exchange offering. The amendment contemplated the following changes:

•

Allows for the issuance of up to $675.0 million of New Notes, plus an additional amount of New Notes, not to exceed $6.0 million, resulting solely from any exchange participant’s election to receive additional New Notes in lieu of shares of common stock under the exchange offering;

•

In the event that holders of at least 80% of the Company’s Senior Notes exchange such notes for New Notes, amends the calculation of the Company’s maximum 3.0x Ratio of Net Senior Secured Debt to EBITDAX to become 2.75 to 1.00;

•	Increases the requirement for mortgages on oil and gas properties from 90% to 95%, and for certain properties in the Moraine East and Warrior North Areas, to 100%;

•

Restricts cash and cash equivalents held on the balance sheet to a maximum of $15.0 million, with any excess used to pay down the outstanding Senior Credit Facility balance, however we retain the right to draw on the Senior Credit Facility so long as there are amounts available under our borrowing base;

•

Provides in the event that any letter of credit which secures obligations under a firm transportation contract expires without renewal or replacement, or is cancelled, terminated or otherwise ceases to remain outstanding, then the borrowing base then in effect shall be automatically reduced immediately by an amount equal to the product of 0.50 multiplied by the undrawn amount of such letter of credit;

•

Restricts the Company’s ability to pay cash dividends to its holders of Series A Preferred Stock until after the Company delivers its audited financial statements for the fiscal year 2016 to the Lenders as required under the Senior Credit Facility, and thereafter permits such cash payments only if certain parameters are met relating to outstanding borrowings and interest expense; and

•	Provides for an additional redetermination of the borrowing base under the Senior Credit Facility on July 1, 2016.

After the July 1, 2016 redetermination, our Senior Credit Facility will resume its normal semi-annual redetermination schedule, with the next redetermination expected to take place in the third quarter of 2016.

Joint Exploration and Development Agreement

On March 1, 2016, we entered into a Joint Exploration and Development Agreement (the “Joint Development Agreement”) with OhPa Drillco (“Drillco”), an affiliate of Benefit Street Partners, L.L.C. to jointly develop 58 specifically designated wells in our Moraine East and Warrior North operated areas. Under the Joint Development Agreement, Drillco has committed to fund 15% of various drilling, completing and equipping costs (“well costs”) for the first 16 wells in Moraine East at a specified rate, 12 of which have already been drilled and completed, and 65% of the well costs of six wells in Warrior North at a specified rate, three of which have already been drilled and completed. In return for Drillco’s funding of the well costs, we will assign to Drillco a working interest of 15% in the funded wells located in Moraine East and 65% in the funded wells in Warrior North, together with the rights to real and personal property, permits, licenses, and other rights that are necessary or required to operate and produce oil, gas and other hydro carbons and all associated substances from the wellbores of such wells. Drillco will also have the option to participate in the next 36 wells within the joint development areas for a 65% working interest. In addition, Drillco will earn a 15% – 20% assignment in Moraine East and Warrior North for all acreage within each unit they participate in.

Total consideration for the transaction is expected to be $175.0 million, with $37.3 million committed at closing for the first 22 wells. Once the first 15 wells within the joint development areas are flowing into sales, we will receive reimbursement of approximately $19.5 million.

Commodity Derivatives

We continue to be opportunistic in adding commodity derivatives as market conditions warrant. To date in 2016 we have added derivatives covering approximately 380,000 barrels of oil, 2,740,000 mcf of natural gas and 120,000 barrels of NGLs for volumes related to 2016. The oil derivatives added include collars, three-way collars and cap swap contracts. The natural gas derivatives added included swap and put spread contracts. The NGL derivatives added consisted of swap contracts.